                                                                  EXHIBIT (m)(6)



                           FORM OF AMENDED SCHEDULE 1

                               WITH RESPECT TO THE

                           THIRD AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                              PILGRIM EQUITY TRUST
                 (RENAMED ING EQUITY TRUST AS OF MARCH 1, 2002)

                          EFFECTIVE AS OF MAY 24, 2002


                                           MAXIMUM CLASS A      MAXIMUM CLASS B       MAXIMUM CLASS C     MAXIMUM CLASS Q
                                               COMBINED             COMBINED             COMBINED             COMBINED
                                           DISTRIBUTION AND     DISTRIBUTION AND     DISTRIBUTION AND     DISTRIBUTION AND
         NAME OF FUND                        SERVICE FEES         SERVICE FEES         SERVICE FEES         SERVICE FEES
         ------------                        ------------         ------------         ------------         ------------
ING MidCap Opportunities Fund                   0.30%                1.00%                 1.00%               0.25%

ING Principal Protection Fund                   0.25%                1.00%                 1.00%               0.25%

ING Principal Protection Fund II                0.25%                1.00%                 1.00%               0.25%

ING MidCap Value Fund                           0.25%                1.00%                 1.00%               0.25%

ING SmallCap Value Fund                         0.25%                1.00%                 1.00%               0.25%

ING Principal Protection Fund III               0.25%                1.00%                 1.00%               0.25%

ING Biotechnology Fund                          0.25%                1.00%                 1.00%               0.25%

ING Principal Protection Fund IV*               0.25%                1.00%                 1.00%               0.25%


Pursuant to the Third Amended and Restated Distribution and Service Plan for Pilgrim Equity Trust (renamed ING Equity Trust as of March 1, 2002) (the "Trust") dated August 1, 1998, amended and restated November 16, 1999, November 2, 2001 and March 1, 2002 (the "Plan"), the Trust hereby amends these Schedules 1 and 2 to the Plan to add ING Principal Protection Fund IV (the "Fund"), a newly established series of the Trust.


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*     This Amended Schedule 1 to the Third Amended and Restated Distribution and
      Service Plan will be effective with respect to the Fund upon the effective date of the initial Registration Statement with respect to the Fund.

IN WITNESS WHEREOF, the Trust, on behalf of each affected Class of the Fund, has executed this amendment as of May 24, 2002.



ING EQUITY TRUST



____________________________________
Name:  Robert S. Naka
Title: Senior Vice President

                           FORM OF AMENDED SCHEDULE 2

                               WITH RESPECT TO THE

                           THIRD AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                              PILGRIM EQUITY TRUST
                 (RENAMED ING EQUITY TRUST AS OF MARCH 1, 2002)

                          EFFECTIVE AS OF MAY 24, 2002


                                             LAST CONTINUED/
          NAME OF FUND                      APPROVED BY BOARD         REAPPROVAL DATE
          ------------                      -----------------         ---------------
ING MidCap Opportunities Fund               August 7, 2001           September 1, 2002

ING Principal Protection Fund               August 7, 2001           September 1, 2002

ING Principal Protection Fund II            November 2, 2001         September 1, 2002

ING MidCap Value Fund                       November 2, 2001         September 1, 2002

ING SmallCap Value Fund                     November 2, 2001         September 1, 2002

ING Principal Protection Fund III           February 26, 2002        September 1, 2002

ING Biotechnology Fund                      February 26, 2002        September 1, 2002

ING Principal Protection Fund IV*           May 24, 2002             September 1, 2002


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*     This Amended Schedule 2 to the Third Amended and Restated Distribution and
      Service Plan will be effective with respect to the Fund upon the effective date of the initial Registration Statement with respect to the Fund.